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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) - October 30, 2007

                                HEALTHSPORT, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-23100                 22-2649848
          --------                   -------                 ----------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            file number)          Identification No.)


                  7633 E 63rd Place, Suite 220, Tulsa, OK 74133
                    (Address of principal executive offices)

                                 (716) 691-6763
                          Registrant's telephone number



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01:     OTHER EVENTS

On October 30, 2007, HealthSport, Inc.'s wholly-owned subsidiary, Enlyten, Inc., filed a lawsuit against The Gatorade Company and PepsiCo, Inc. (collectively referred to as Gatorade) in the State of New York Supreme Court, County of Erie. The Complaint alleges that Gatorade has tortiously interfered with Enlyten's contractual agreement with the Buffalo Bills and with Enlyten's business relationships with various third parties including other NFL teams, in an attempt to wrongfully restrain trade. Enlyten is represented by Michael B. Powers of the law firm of Phillips Lytle, LLP in Buffalo, New York.


ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

No.      Description

99.1 Enlyten, Inc., Plaintiff, v. The Gatorade Company and PepsiCo, Inc., Defendants, in the State of New York Supreme Court, County of Erie.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   HEALTHSPORT, INC.



                                   By /s/ Daniel J. Kelly
                                      ------------------------------------
                                      Daniel J. Kelly, Chief Executive Officer


Date:   October 30, 2007